SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 3, 1996


                     BT OFFICE PRODUCTS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-13858              13-3245865
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission        (IRS Employer
      of incorporation)             File Number)       Identification No.)


         2150 E. Lake Cook Road, Buffalo Grove, Illinois      60089-1877
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            (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code: (847) 793-7500




                             Exhibit Index on Page 5



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Item 2.  Acquisition or Disposition of Assets.

                  On October 3, 1996, BT Office Products Deutschland GmbH + Co., KG (the "Purchaser"), a German company and an indirect wholly owned subsidiary of BT Office Products International, Inc., a Delaware corporation (the "Registrant"), acquired from KNP BT Beteiligungen Deutschland GmbH (the "Seller") all of the share capital of bax Burosysteme Vertriebsgesellschaft mbH ("Bax") pursuant to the terms of a Purchase Agreement (the "Purchase Agreement") dated September 25, 1996 between the Purchaser and the Seller. Bax is a distributor in Germany of office equipment, including copiers and facsimiles, and related supplies with total sales of approximately $14 million for the fiscal year ended December 31, 1995. The Seller is a German company and an indirect wholly-owned subsidiary of NV Koninklijke KNP BT ("KNP BT"), a Netherlands company that is also the holder of approximately 70% of the issued and outstanding shares of the common stock of the Registrant. Frank J. de Wit, Rob W.J.M. Bonnier and Frans H.J. Koffrie are directors of the Seller and the Registrant.

                  The purchase price for such transaction was approximately $10 million in cash. The purchase price was based on an independent valuation of Bax and a review of other offers from outside third parties.

                  The assets of Bax that were acquired, including, without limitation, inventory and equipment, have been used by Bax in the distribution of office products. The Purchaser intends to continue such use of the acquired assets.

                  The source of funds used to finance the acquisition was borrowings under the Registrant's $200 million Credit Agreement dated as of June 15, 1995 with KNP BT Antilliana, N.V. ("Antilliana"), as modified by an Assignment and Modification Agreement dated as of June 26, 1996 by and among the Registrant, Antilliana and KNP BT Finance (USA), Inc., which borrowings the Registrant expects to convert to loans under the Registrant's $250 million syndicated Competitive Advance and Revolving Credit Agreement dated as of August 2, 1996 with the lenders named therein, The Chase Manhattan Bank, as Administrative Agent, and ABN AMRO Bank N.V., as Documentation Agent.

                  The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to Exhibit 2 filed herewith and incorporated herein by reference.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) and (b)      Financial Statements of Businesses
                                   Acquired and Pro Forma Financial
                                   Information

                  It is impracticable at this time to provide financial statements and pro forma financial information required to be filed pursuant to
Item 7 of Form 8-K. Such financial statements and pro forma financial information will be filed as soon as practicable but not later than 60 days from the date hereof.


         (c)  Exhibits

                  (1) Purchase Agreement dated September 25, 1996 between KNP BT Beteiligungen Deutschland GmbH as Seller, and BT Office Products Deutschland GmbH + Co., KG as Purchaser.

                  In accordance with Item 601(b)(2) of Regulation S-K, the schedules and exhibits referenced in the Purchase Agreement have not been filed as part of the exhibit to this Form 8-K. The Registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the Commission upon request.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BT OFFICE PRODUCTS INTERNATIONAL,
                                            INC.



                                            By: /s/ John J. McKiernan
                                                ___________________________
                                                 John J. McKiernan
                                                 Vice President-Finance and
                                                   Administration, Chief
                                                   Financial Officer and
                                                   Secretary

DATE:  October 17, 1996



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                                INDEX TO EXHIBITS




         Exhibit No.                             Description
         -----------                             -----------


             2                                Purchase Agreement





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